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                                                              Exhibit 23.2

                     CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 13, 1998, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-57011) and related Prospectus of Iron Age Corporation for the registration of $100,000,000 of its 9- 7/8% senior subordinated notes due 2008.

Ernst & Young LLP

Pittsburgh Pennsylvania

August 14, 1998

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